STATE OF CALIFORNIA YOUTH AND ADULT CORRECTIONAL AGENCY
                                                  ARNOLD SCHWARZENEGGER, Govenor

DEPARTMENT OF CORRECTIONS P.G. Box 942883
Sacramento, CA 94283-0001


December 23, 2004


Christopher M. Wallace, Vice President
Telescience International, Inc.
8150 Leesburg Pike, Suite 1200
Vienna, VA 22182

CONTRACT NUMBER: 1CM04469 - TEMPORARY/RELIEF NURSING SERVICES

Enclosed, for your files, is a fully executed original of the above-referenced master contract for TEMPORARY/RELIEF NURSING SERVICES to institutions under the Department of Corrections for the period from OCTOBER 1, 2004 THROUGH SEPTEMBER 30, 2007. Any Notice To Proceed (NTP) authorization letters for institutions requesting services, as appropriate, will be mailed to your company upon approval.

Inquiries regarding this contract may be directed to me at (916) 323-4168.

Sincerely,


SOCORRO RO.DRIGUEZ
Contract Analyst
Institution Service Contracts Section

Enclosure


CC Contract File

STP' OF CALIFORNIA
STANDARD AGREEMENT
STD 2'.? (Rev OciO3)

                                                             -------------------
                                                             AGREEMENT NUMBER
                                                             ICM04469
                                                             -------------------
                                                             REGISTRATION NUMBER
                                                             N/A
                                                             -------------------
================================================================================
1.    This Agreement is entered
      into between the State Agency and the Contractor named below:
      STATE AGENCY'S NAME

      Department of Corrections

      CGtJTRAC I JR S NAME
      TELESCIENCE INTERNATIONAL, INC.
2.    The term of this Agreement is: OCTOBER 1, 2004 through SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
3.    The maximum amount   The total estimated amount of this contract shall not
                           exceed Fifty  Million  Dollars of this  agreement is:
                           ($50,000,000.00)  There is no monetary  obligation on
                           this master contract; funds for each institution will
                           be encumbered on a Notice to Proceed (NTP), The State
                           makes no  commitment,  written or implied,  as to the
                           total  amount to be expended  during the term of this
                           agreement
--------------------------------------------------------------------------------
4. This Master Contract is entered into by and between the Provider and the State of California, Department of Corrections (CDC) for Temporary/Relief Nursing Services (i.e. Registered Nurse, Licensed Vocational Nurse, Certified Nurses Assistant and/or Medical Assistant). Contractor shall perform services to participating institutions as identified in Exhibit H, Hierarchy Chart, of this Agreement. This Agreement is not exclusive and CDC reserves the right to contract with other providers for the same service. The parties agree to comply with the terms and conditions of the following exhibits which are by this reference made part of this Agreement.
--------------------------------------------------------------------------------
      Exhibit A - Scope of Work                                         10 pages
      Exhibit B - Budget Detail and Payment Provisions                   1 page
      Exhibit B-1 - Bid Proposal                                         4 pages
      Exhibit B-2 - Rate Sheet                                          20 pages
      Exhibit C* - General Terms and Conditions
      Check mark one item below as Exhibit D:                            GTC304*

                                                       (R)I Exhibit - D Special
                                                       Terms and Conditions
                                                       (Attached hereto as
                                                        part of this agreement)
                                                        -----------------------
                                                        1 page
                                                        N/A
      Exhibit - D* Special Terms and Conditions
      Exhibit E - Additional Provisions
      Exhibit F - List of Participating institutions
      Exhibit G - List of Regional Accounting Offices
      Exhibit H - Hierarchy Chart
      Exhibit I - Business Associates Agreement (HIPAA)

Items shown with an Asterisk ('), are hereby incorporated by reference and made part of this agreement as if attached hereto.
These documents can be viewed at wwvr.ols.dgs.ca.go'v/Standard+Language
IN WITNESS WHEREOF, THIS AGREEMENT HAS BEEN EXECUTED BY THE PARTIES HERETO. CONTRACTOR
CONTRACTOR'S NAME (if other than AN INDIVIDUAL, STATE whether a corporation, partnership, etc.)
TELESCIENCE INTERNATIONAL, INC.

------------------------------------------------------------------------------------------------------------
                                                                                   California Department of
                                                                                  General Services Use Only

--------------------------------------------------------------------------------
BY (Authorized Signature)                                   DATE SIGNED

PRINTED NAME AND TITLE OF PERSON SIGNING
CHRISTOPHER M. WALLACE, Vice President                     (703) 641-8890 X133
--------------------------------------------------------------------------------
ADDRESS
8150 Leesburg Pike, Suite 1200, Vienna, VA 22182
--------------------------------------------------------------------------------
                      STATE OF CALIFORNIA
--------------------------------------------------------------------------------
AGENCY NAME
Department of Corrections
--------------------------------------------------------------------------------
BY (Authorized Signature)                              DATE SIGNED (Do nor 0/50)

PRINTED NAME AND TITLE OF PERSON SIGNING')
DEBRA L. SMITH, Chief, Institution MEDICAL CONTRACTS SECTION
ADDRESS
P.O. BOX 942883, SACRAMENTO, CA 94283-0001
============================================================================================================

California Department of Corrections (CDC) and
      TeleSceince International, Inc.                                  Exhibit A
SCOPE OF WORK                                              Contract No. ICM04469


                                TEMPORARY/RELIEF
            REGISTERED NURSES (RN), LICENSED VOCATIONAL NURSES (LVN),
                     CERTIFIED NURSING ASSISTANTS (CNA), AND
                             MEDICAL ASSISTANTS (MA)


1.    INTRODUCTION/SERVICES

      Contractor shall provide on an as-needed basis, twenty-four (24) hours a day, seven (7) days a week, Temporary/Relief Registered Nurses (RN), Licensed Vocational Nurses (LVN), Certified Nursing Assistants (CNA), and Medical Assistants (MA) to provide medical, surgical and specialty services such as emergency medicine, psychiatric or obstetric and gynecological nursing care, etc to California Department of Corrections
      (CDC) institutions for the care of inmate/patients under the jurisdiction of the CDC. Temporary/relief RN, LVN, CNA, and MA services shall be used only when patient acuity levels or appropriate staffing levels cannot be maintained with civil service staff. Institutions may, on occasion, request bilingual (English/Spanish speaking) personnel.

      Registry personnel referred by the Contractor must be able to perform the tasks associated with providing the above nursing service(s) and assume full responsibility for services performed. Contractor agrees that all referred registry personnel will be required to render health services to any inmate/patient as needed. Registry staff will work under the clinical direction of the Health Care Manager/Chief Medical Officer (HCM/CMO), designee and/or nursing supervisor in accordance with state laws and regulations and shall at all times comply with universal safety
      precautions   and  maintain   CDC  security   measures  and  a  safe  work
      environment.

      Contractor agrees that all expenses associated with travel to and from the institution, lodging, and all training expenses for referred personnel shall be borne by the Contractor, or the Contractor's subcontractors, and will not be reimbursed separately by CDC.

      Contractor acknowledges that CDC is not obligated to provide or pay for inmate/patient health care services or treatment beyond those which are essential to prevent death, or permanent andior severe disability. If health care service or treatment is nonessential or could safely be deferred until the inmate/patients is released from custody, when he/she is able to arrange for services for himself/herself, CDC shall defer services. Prior authorization must be obtained and documented in the inmate/patient's health record for those excluded health care services or treatments listed in CDC's Medical Standards of Care.

      Any and all services performed outside the scope of this Agreement will be at the sole risk and expense of the Contractor.

California Department of Corrections (CDC) and
  TeleSceince International, Inc.                                      Exhibit A
SCOPE OF WORK                                              Contract No. ICM04469

2.    LICENSES/PERMITS/CERTIFICATION REQUIREMENTS

      a. Contractor's personnel shall, throughout the term of this Agreement, have current and valid licenses and/or certificates in accordance with the State requirements governing the scope of licensure and/or certification. In the event a required license, permit and/or certification expires, Contractor shall provide a current/renewed license(s), permit(s) and/or certification(s) to CDC no less than thirty (30) days prior to the expiration, or replace the personnel.

      b. Contractor is responsible for verifying through the appropriate licensing boards that no adverse actions have been taken by the State licensing authorities against any referred personnel assigned to CDC, and that all licenses are active and void of misconduct. CDC may, at its discretion, verify the current status of staff assigned. If, during the course of this Agreement, any of the licenses and requirements as stated herein are found to be inactive or not in compliance, CDC may immediately terminate this Agreement.

      c. Copies of the following documents are required for all referred personnel designated for assignment to CDC and shall be submitted to the HCM/CMO or designee prior to providing services:

            (1) Current State of California licensure and/or certification appropriate to the scope of work

            (2)   Current Cardiopulmonary Resuscitation Certificate (CPR)

            (3)   Employment Eligibility Verification (1-9) form

      d. Institutions with a licensed General Acute Care Hospital (GACH) (CIM, CMF, COR, CMC) also require a current copy of Contractor's Medical/Clinical Skills Inventory Checklist and Clinical Performance Evaluation Checklist, validating the competency of Contractor's personnel to perform the duties, is required by this Agreement.

      e. All referred registry personnel working in a licensed general acute care hospital setting must have documentation of completion of a competency validation process meeting the requirements of Title 22,
            Section 70016 or Section 70016.1, as applicable, prior to performing the duties required by this Agreement.

      f. Contractor shall obtain at least two (2) reference checks on all referred personnel and maintain records of verification. Records shall include the following:

            Name of person contacted and date
            Name of previous acute care hospital or health facility Specialty areas/units worked
            Degree of competency performing duties

California Department of Corrections (CDC) and
  TeleSceince International, Inc.                                      Exhibit A
SCOPE OF WORK                                              Contract No. ICM04469


3.    CONTRACTOR RESPONSIBILITIES

      Under medical or RN supervision, registry staff services shall include, but not be limited to:

      Registered Nurse (RN)

      Providing nursing care consistent with the scope of licensure and/or certification, and in accordance with physicians orders and CDC facility policies and procedures
      o Documenting and maintaining medical records in accordance with CDC policies and procedures
      o Performing and documenting nursing assessments for assigned patients and reporting significant changes to the attending physician in a timely manner
      o Providing patient education that is consistent with the inmate/patient's medical condition
      o     Assisting the physician with all treatment modalities
      o     Circulating in the surgery suite
      o     Scrubbing the surgery suite
      o     Providing nursing care to pre- and postoperative cases
      o     Making and applying surgical dressings
      o Providing clinical supervision of other nursing staff to ensure quality patient care

      Licensed Vocational Nurse (LVN)

      o Providing nursing care consistent with the scope of licensure and/or certification, and in accordance with physicians orders and CDC facility policies and procedures
      o Documenting and maintaining medical records in accordance with CDC policies and procedures
      o     Performing and  documenting  basic nursing  assessments for assigned
            patients  and  reporting   significant   changes  to  the  attending
            physician and/or lead nurse in a timely manner
      o     Providing   patient   education   that  is   consistent   with   the
            inmate/patient's medical condition
      o     Assisting the physician with all treatment modalities
      o     Circulating in the surgery suite
      o     Scrubbing the surgery suite
      o     Providing nursing care to pre- and postoperative cases
      o     Making and applying surgical dressings
      o     Insure quality patient care

      Certified Nursing Assistant (CNA)

      Providing patient care consistent with the scope of licensure and/or certification and, in accordance with physician order's and CDC policies and procedures
      o Motivating and assisting inmate/patients in developing and utilizing their maximum potential for self-care and daily living activities
      o     Positioning,     ambulating,     transferring    and    transporting
            inmate/patients
      o     Administering non-legend topical preparations
      o Taking and recording weight, height, blood pressure, pulse and respiration

California Department of Corrections (CDC) and
  TeleSceince International, Inc.                                      Exhibit A
SCOPE OF WORK                                              Contract No. ICM04469

      o Taking and recording oral and rectal temperatures Observing, charting and reporting the inmate/patient's clinical symptoms, behavior, and treatment administered to the lead nurse in a timely manner
      o Documenting and maintaining medical records in accordance with CDC facility policies and procedures
      o     Preparing inmate/patients for physical examination
      o     Assisting in the collection of laboratory specimens
      o     Caring for surgical instruments and equipment
      o     Restocking supplies

      Medical Assistant (MA)

      Providing basic administrative, clerical, and medical services that are consistent with the scope of certification and in accordance with physicians orders and CDC facility policy and procedures
      o     Preparing inmate/patients for physical examination
      o Performing electrocardiograms, electroencephalograms and plethysmography tests (excluding full body plethysmography)
      o Assisting in the collection of laboratory specimens and performing simple laboratory and screening tests that are customarily performed in a medical office
      o     Positioning,     ambulating,     transferring    and    transporting
            inmate/patients
      o Administering medication (excluding anesthetics) and non-legend topical preparations
      o Taking and recording weight, height, blood pressure, pulse and respiration
      o     Taking and recording oral and rectal temperatures
      o Observing, charting and reporting the inmate/patient's clinical symptoms, behavior, and treatment administered to the attending physician or lead nurse in a timely manner
      o Documenting and maintaining medical records in accordance with CDC facility policies and procedures
      o     Caring for surgical instruments and equipment
      o     Restocking supplies

      Contractor shall have a locally based contact person available by telephone twenty-four (24) hours a day. TELEPHONE ANSWERING DEVICES (E.G., MESSAGE MACHINES) ARE NOT ACCEPTABLE. The initial contact to request services may be by telephone; however, CDC shall follow up immediately with a facsimile request. The Contractor shall respond to the Institution's request for services within two (2) hours of the initial contact.

      a.    WORK Hours/DayslFrequency/Holidays
            Temporary/Relief nursing services may be ordered twenty-four (24) hours a day, seven (7) days a week, including holidays. Contractor shall provide staff within the time frames specified by the institution representative. Requests for services shall be for eight
            (8), ten (10), or twelve (12) hours based upon mutual Agreement between the Contractor and HCM/CMO or designee.

California Department of Corrections (CDC) and
  TeleSceince International, Inc.                                      Exhibit A
SCOPE OF WORK                                              Contract No. 1CM04469


      b.    HOURS OF Operation
            Services are to be provided for a variety of shifts, which include but are not limited to the following:

                 1st Shift   -       10:30 p.m.    to   6:30 a.m.

                 2nd Shift              30
                                                        2.33 p.m.

                 3rd Shift -         2:30 p.m.     to   10:30 p.m.

            Contractor must provide personnel available to work every day of the year, including holidays. Staff shall report for beginnings/endings of shifts in accordance with the policies and procedures of the requesting institution. Contractor shall notify the Institution at least twenty-four (24) hours in advance of scheduled service if unable to provide service for, or immediately provide replacement staff to avoid disruption of service.

      c.    HOLIDAYS
            Official State of California holidays are: January 1, the third Monday in January, February 12, the third Monday in February, March 31, the last Monday in. May, July 4, the first Monday in September, the second Monday in October, November 11, the day after Thanksgiving, and December 25. If a day listed falls on a Sunday, the following Monday shall be deemed to be the holiday in lieu of the day observed. If November 11`h falls upon a Saturday, the preceding Friday shall be deemed the holiday in lieu of the day observed (from GC 19853[a]).

      d.    OVERTIME AND HOLIDAY PAY RATE ALLOWANCES

            (1)   Overtime Pay Rate Allowances
                  (a) Contractor shall be responsible for rotating staff and providing relief staff to avoid Contractor's payment of overtime. CDC shall only pay overtime to Contractor for unanticipated events, such as an institution emergency after a regular work schedule greater than eight (8) hours or lock-down at time and one-half (1-112) the hourly rate identified in Contractor's Rate Sheet (Exhibit B-2) when authorized by the HCM/CMO or designee.

                  (b) if an unanticipated overtime situation arises, Contractor must obtain written approval from the HCM/CMO or designee for payment of overtime. Contractor's failure to obtain written approval for overtime will cause the Contractor to be the responsible party for the payment of any unauthorized overtime to affected personnel. If the HCMICMO or designee approves the overtime, a copy of the approval letter must accompany the monthly invoices.

                  (c) Contractor shall guarantee that California Labor Code, Division 2, Part 2, Chapter 1, Sections 500 through 558, have been complied with when providing personnel to work.

California Department of Corrections (CDC) and
  TeleSceince International, Inc.                                      Exhibit A
SCOPE OF WORK                                              Contract No. ICM04469


            (2)   Holida,, Pay Rate Allowances
                  CDC shall pay holiday rates for official State of California holidays to Contractor at time and one-half (1-112) the hourly rate as identified in Contractor's Rate Sheet (Exhibit B-2).

                  Holiday rates will be paid commencing with the 1st Shift work hours before the holiday through the 3rd Shift work hours on the actuai hoiiday. Services are to oe provided for a variety of shifts, which are not limited to the following: Example:
                  The Christmas Holiday would be paid at time and one-half (1-112) as follows:

                           December 24th, 1st Shift - 10:30 p.m. to 6:30 a.m.

                           December 25th, 2nd Shift - 6:30 a.m. to  2:30 p.m.

                           December 25th, 3rd Shift - 2:30 p.m. to  10:30 p.m.

      e.    REQUEST FOR SERVICES
            Contractor must be able to provide staff who will work a regular work schedule of eight (8), ten (10) or twelve (12) hours per day. If the requesting institution requires a regular shift greater than eight (8) hours (i.e., 10 or 12 hours), the Contractor shall provide sufficient personnel to cover the requested shift. The Contractor may use multiple staff to cover any shift greater than eight (8) hours in order to avoid the payment of overtime. Any overtime compensation due staff resulting from Contractor's failure to provide relief staff shall be borne by the Contractor unless authorized by the HCM/CMO or designee.

            If the duration of services must be extended, CDC shall make every attempt to notify the Contractor not less than seventy-two (72) hours before the end of the current service period. The institution's HCM!CMO or designee shall document the request in writing.

            When requesting services, CDC shall inform the Contractor of:
            (1)   The duration of services
            (2)   The number and type of staff required
            (1)   The shift assignment(s); and,
            (2)   The length of each shift assignment (8, 10, or 12 hours

            CDC may cancel or change assignments by telephone, without incurring any liability, up to eight (8) hours before a scheduled reporting time. If CDC cancels or changes a requested assignment less than eight (8) hours before a scheduled reporting time, and staff reports as scheduled, CDC shall pay staff for one-half (112) the hours staff would have worked at the daily 2nd Shift rate.

      f.    FAILURE TO PERFORM SERVICES
            (1) To determine if nursing standards and departmental/institution policies and procedures are adhered to and maintained, CDC will routinely evaluate the work performance of all referred personnel assigned to CDC. Any personnel who fails to perform, does not meet the minimum qualifications, or who is physically or mentally incapable of performing the required duties of the position, shall not be permitted to perform service. The HCM/CMO or designee shall state in writing the

California Department of Corrections (CDC) and
  TeleSceince International, Inc.                                      Exhibit A
SCOPE OF WORK                                              Contract No. ICM04469


                  reasons personnel do not meet qualifications and CDC shall not be required to pay Contractor for any hours worked by such personnel. Contractor will be required to provide an immediate replacement.

            (2) Failure to provide services on three (3) occasions may result in termination of this Agreement, or may result in the institution not contacting your company before going to other contractors for the duration of this Agreement.

      e.    Staff ListlPersonnel Resumes/Qualifications
            (1)   Staff List
                  (a) institution shall approve in advance all personnel assigned to this Agreement. If any employee of the Contractor is unable to perform due to illness, resignation, or factors beyond the Contractor's control, the Contractor shall immediately submit qualifications of proposed substitute personnel to the Institution for approval. Failure to do so may be cause for termination of this Agreement. The Institution has the option to approve or deny acceptance of such personnel.

                  (b) Prior to providing services as outlined in this Agreement, Contractor shall provide a roster listing all staff designated for assignment to CDC. The Contractor shall report in writing the resignation or dismissal of personnel who are essential to the successful performance of the Agreement.

                  (c) The Contractor shall obtain prior written approval from the HCM/CMO or designee for any additions, corrections or changes to the Contractor's prospective employee roster. All referred personnel shall attend an institution orientation before being scheduled to work any shift as outlined in "Orientation" provision provided herein. Contractor will provide the Institution with a current personnel roster, which will remain on file at all times at the institution. Contractor shall ensure the Institution has an accurate personnel roster on file at all times, submitting revised rosters as necessary to reflect personnel changes. Upon request by CDC, the Contractor shall provide the name, date of birth, Social Security number, and valid state driver's license or identification card number of all prospective employees for the institution security check and gate clearance approval.

                  (d) Contractor and Contractor's personnel referred to the Institution shall ensure that all ordered registry service personnel have prior authorization and are mutually agreed upon between the HCMICMO or designee and the Contractor.

California Department of Corrections (CDC) and
  TeleSceince International, Inc.                                      Exhibit A
SCOPE OF WORK                                              Contract No. ICM04469


            (2)   Personnel Resumes
                  Contractor shall obtain a resume for all referred registry personnel and submit the document to the Institution upon referral. Such records shall include the following:

                  (a) Qualifying experience at the certified or licensed skill level the nurse is currently certified and/or licensed, and if applicable, specialty service

                  (b)   Name(s) of  previous  empioyer(s)  inciuding:

                        Length of employment

                        ii. Rehire status

            (3)   Qualifications
                  (a) Contractor shall ensure that all personnel referred through this Agreement are proficient in the English language: able to speak fluently, understand oral and written communications, and write effectively. Referred registry personnel who fails to meet the minimum qualifications shall not be permitted to perform service. The HCM/CMO or designee shall state in writing the reason(s) the referred staff does not meet minimum qualifications. The CDC shall not pay the Contractor for any hours worked by a referred staff who does not meet the minimum qualifications.

                  (b)   In   addition   to   the   required    licenses   and/or
                        certifications noted herein, staff assigned to CDC must have the minimum experience outlined below:

                        Possession of a current Nursing Assistant Certificate issued by the State of California and at least one (1) year of experience within the last three (3) years rendering patient care in public or private institution (accumulated part-time work to meet the one (1) year requirement is acceptable).

                        ii. Possession of a current Medical Assistant (MA) Certificate issued by the State of California and at least one (1) year of experience within the last three (3) years rendering patient care in public or private institution (accumulated part-time work to meet the one (1) year requirement is acceptable).

                        iil. Possession of a current license to practice as a Licensed Vocational Nurse (LVN) issued by the State of California and least one (1) year of experience within the last three (3) years rendering patient and nursing care in public or private institution (accumulated part-time work to meet the one (1) year requirement is acceptable).

California Department of Corrections (CDC) and
  TeleSceince International, Inc.                                      Exhibit A
SCOPE OF WORK                                              Contract No. ICM04469


                        iv. Registered Nurse: Possession of a current license to practice as a Registered Nurse (RN) issued by the State of California and at least one (1) year of experience within the last three (3) years rendering administrative services and patient care in public or private institution (accumulated part-time work to meet the one (1) year requirement is acceptable).

                        iv. Specialty Services: In addition to the above requirements, staff who are requested to work in a specialized area such as emergency medicine, psychiatry, surgery, etc., shall also have at least one (1) year of experience within the last three (3) years providing patient care within that setting and possess any required certificates.

                        iv. Obstetrics/Gynecology: Staff provided by the Contractor to female institutions (CIW, CCWF, VSPW, and CRC) must also have at least one (1) year of experience within the last five (5) years rendering obstetric and gynecological nursing or patient care services in a health care setting in addition to the above qualifications.

4.    CDC RESPONSIBILITIES

      a.    Orientation
            Contractor agrees that, prior to being scheduled to work at the institution, all referred registry personnel, accepted by the HCM/CMO or designee, shall attend an orientation class to become familiar with the operations of the institution, its medical facilities, Title 15 of the California Code of Regulations, Director's Rules and Regulations, and any bylaws that may apply to the institution. Orientation may include, but is not limited to, the following:

            (1) Required documents to be carried (e.g., license(s), CDC identification badge, registry identification, if applicable)
            (2)   Inmate security policies and procedures
            (3)   Reporting for beginning/ending of shift assignment
            (4)   Rules governing overtime
            (5)   Uniform or dress code
            (6)   Reporting of personal illness
            (7)   Reporting of industrial illness or injury
            (8)   Background  investigations,  fingerprinting and Digest of Laws
                  Relating to Association with Prison Inmate requirements
            (9)   Authorization  to be on CDC premises limited to scheduled work hours or orientation
            (10)  Rules governing gate clearance requirements
            (11)  Administrative   and  related  service   provided   policies/
                  procedures
            (12) Infection Control and Universal Precautions working in a correctional environment
            (13)  California  Occupational Safety and Health Administration (CAL
                  OSHA) regulations relating to Bloodborne Pathogens
            (14)  CDC Tuberculosis (TB) Exposure Control Plan

California Department of Corrections (CDC) and
  TeleSceince International, Inc.                                      Exhibit A
SCOPE OF WORK                                              Contract No. ICM04469

            (15)  CDC Hepatitis and Human Immunodeficiency Virus (HIV) programs
            (16) Patient/Personal Safety relating to fire, electrical hazards, disaster preparedness, hazardous material, equipment safety and management, Safe Drinking Water and Toxic Enforcement Act of 1986, Employee Right to Know, Advanced Directives and Patient's Rights

            Each I Contractor, Contractor's subcontractor, paid for tor, o VI referred registry personnel ti.nlilI , .. the time spent in the orientation class after working at a CDC institution a minimum of eighty (80) hours in excess of the orientation hours. Attendees who do not work a minimum of eighty (80) hours in excess of the orientation class hours shall not be paid for the time spent in the orientation class.

            To maintain continuity of services and ensure safety for all workers should a prolonged need for services develop, Contractor shall make available to the Institution only those personnel who have completed all components of the orientation.

      b.    Inspections
            Inspections shall be carried out by the NCM/CMO or designee at various times during the term of this Agreement to check on the quality and quantity of work.

5.    DEPARTMENT OF CORRECTIONS CONTACT INFORMATION

      Should questions or problems arise during the term of this Agreement, the Contractor should contact the following offices:

      Scope of Service/Performance Issues:

      o     See Exhibit F - List of Participating Institutions

      Billing/Payment Issues:

      o     See Exhibit G - List of Regional Accounting Offices

      The institution representative can be contacted Monday through Friday, 8:00 A.M. to 5:00 P.M.

      General Contract Issues:
            Office of Contract Services
            Phone Number: (916) 323-8718
            Fax Number:   (916) 323-2292]

California Department of Corrections (CDC) and
  TeleScience International, Inc.                                      Exhibit B
BUDGET DETAIL AND PAYMENT PROVISIONS                       Contract No. ICM04469

      Invoicinq and Payment

      a. For services satisfactorily rendered, and upon receipt and approval of contractor's invoices, the State agrees to compensate the Contractor for actual expenditures incurred in accordance with Exhibit B-1, Bid Proposal and the rates specified herein on Exhibit B-2, Rate Sheet, which are attached hereto and made a pari of this Agreement.

      b. Invoices shall include the Agreement Number and shall be submitted in triplicate to the appropriate DEPARTMENT OF CORRECTIONS REGIONAL Accounting Office AS SPECIFIED IN EXHIBIT G.

2.    Budget CONTINGENCY CLAUSE

      a. It is mutually agreed that if the California State Budget Act for the current fiscal year and/or any subsequent fiscal years covered under this Agreement does not appropriate sufficient funds for the program, this Agreement shall be of no further force and effect. In this event, the State shall have no liability to pay any funds whatsoever to Contractor, or to furnish any other considerations under this Agreement, and Contractor shall not be obligated to perform any provisions of this Agreement.

      b. If funding for the purposes of this program is reduced or deleted for any fiscal year by the California State Budget Act, the State shall have the option to either cancel this Agreement with no liability occurring to the State, or offer an Agreement amendment to Contractor to reflect the reduced amount.


3.    PROMPT PAYMENT CLAUSE

      Payment will be made in accordance with, and within the time specified in, Government Code Chapter 4.5, commencing with Section 927. Payment to small/micro businesses shail be made in accordance with and within the time specified in Chapter 4.5, Government Code 927 et seq.

California Department of Corrections (CDC) and                       Exhibit B-1
  TeleScience International. Inc.                          Contract No. ICM04469
BID PROPOSAL


                        TEMPORARY/RELIEF NURSING SERVICES
                                 BID NO. 040164

The bidder hereby agrees to provide all labor, materials, supplies, licenses, permits, equipment and transportation necessary to perform all services required for the foregoing titled work in accordance with the Scope of Services, all Terms and Conditions, Disabled Veteran Business Enterprise (DVBE) requirements, if applicable, and such addenda thereto as may be issued before the public bid opening date, at the rates set forth by the bidder in Exhibit B-2. Exhibit B-2 MUST be submitted with this bid proposal.

Exhibit B-2 shall remain in force for the stated term of this Agreement and shall include every item of expense, direct and indirect, including any taxes incidental to the specified rates.

By virtue of submitting this bid, the undersigned is accepting the terms and conditions expressed in this IFB. Any and all services performed outside the scope of this Agreement shall be at the sole risk and expense of the successful bidder.


* PLEASE NOTE: A RATE CAP MAY BE IMPOSED AFTER SUBMISSION OF AIL BIDS AND BEFORE AWARD OF ANY CONTRACTS.


 COMPANY NAME:
================================================================================
      TeleScience International, Inc,
--------------------------------------------------------------------------------
STREET ADDRESS:                                    P.O. BOX:

      8150 Leesburg Pike, Suite 1200
--------------------------------------------------------------------------------
CITY. STATE AND ZIP CDDE:                          CITY, STATE AND ZIP CODE

      VIENNA VA 22182
--------------------------------------------------------------------------------
TELEPHONE NUMBER;                                  FAX NUMBER:
(703) 641 -8890X 1 33                              (703)  641-8949
--------------------------------------------------------------------------------
FEDERAL ID or SOCIAL SECURITY NUMBER.              E-MAIL ADDRESS:
      54-1433399                                   cwallace@telescience.corn
--------------------------------------------------------------------------------
TAX STATUS  [ ] Individual/Sole Proprietor  [ ] Estate or Trust [ ] Partnership
            [X] Corporation (State in which incorporated VA__)  [ ] Other:

PRINT NAME AND TITLE OF AUTHORIZED REPRESENTATIVE
      Christopher M. Wallace Vice President Medical Systems Division
================================================================================
    [GRAPHIC OMMITED                                            DATE: 23-JULY-04
                                             -----------------------------------

TeleScience International, inc.                                      Exhibit B-1
CDC BID PROPOSAL                                           Contract No. ICM04469


Rates must be provided for all services listed in Exhibit B-2. Failure to provide the required rates shall be cause for rejection of your bid.

NOTE:
1. Any quantities listed on Exhibit B-2 are CDC's estimates only and are offered as a basis for the comparison of bids. The State does not expressly or by implication agree that the actual amount of work will correspond therewith and reserves the right to omit portions of the work as may be deemed necessary or advisable by the State.

2. In the case of a discrepancy between the Unit Price (e.g., Hourly Rate, Cost Per Service) and Item Total (e.g., Hourly Rate x Hours Worked = Item Total), the Unit Price shall prevail. However, if the Unit Price figure is ambiguous, illegible, uncertain, or is omitted, the Item Total shall be divided by the estimated usage (e.g., Hours Worked) to determine the Unit Price. In the case of a discrepancy between the Basis of Award and the sum of the Item Totals, the sum of the item Totals shall prevail.

      The amount of the total bid will be rounded up to the nearest whole dollar when the Agreement documents resulting from this bid are prepared.

Bidder shall set forth rates in clear, legible figures in the spaces provided in Exhibit B-2

SMALL BUSINESS PREFERENCE

Current law encourages state departments to first consider a Small Business Enterprise (Small)/ Microbusiness Enterprise (Micro) for contracting opportunities. The California Department of Corrections (CDC) is committed to supporting Small/Micro business participation in state contracting and seeks to use certified Small/Micro businesses whenever possible.

A Small/Micro business enterprise is defined as a business certified by the Office of Small Business and Disabled Veteran Business Enterprise Certification
(OSDC) in which:

1.    The principal office is located in California
2.    The officers are domiciled in California
3.    The business is independently owned and operated
4. The business, with any affiliates, is not dominant in its field of operation; and

      5.    a.    For Small Business, either:
                  (1)   The business,  together with any affiliates,  has 100 or
                        fewer employees and averaged annual gross receipts of $10,000,000 or less over the previous three years, or
                  (2)   The  business  is  a  manufacturer  with  100  or  fewer
                        employees

            b.    For Micro Business, either:
                  (1) The business, together with any affiliates, has 100 or fewer employees and averaged annual gross receipts of $2,500,000 or less over the previous three years, or
                  (2)   The  business  is  a  manufacturer   with  25  or  fewer
                        employees

TeleScience International, Inc.                                      Exhibit B-1
CDC BID PROPOSAL                                           Contract No. 1CM04469


Section 14835, et seq., of the California Government Code requires that a five percent (5%) preference be given to bidders who qualify as a Small/Micro business enterprise. The rules and regulations of this law are contained in Title 2, California Code of Regulations, Section 1896, et seq. A copy of the regulation is available upon request.

To claim the Small/Micro business preference, which may not exceed $50,000 for any bid, your firm must have a completed application (including proof of annual receipts) on file with the Department of General Services (DGS), Procurement Division, Office of Small Business and DVBE Certification (OSDC), by 5:00 p.m. on the date bids are opened, and receipt verified by such office. Therefore, if you are a Small/Micro business, but are not certified, it is to your advantage to become certified. For certification and preference approval process information, contact the OSDC by telephone at (916) 375-4940 or access the OSDC Internet website at www.dqs.ca.qov/osbcr.

The CDC must identify all contractors, subcontractors and consultants who will provide labor or render services in the performance of this Agreement and further identify whether any of the listed subcontractors and consultants are a certified Small/Micro business, or a certified DVBE by completing a Subcontractor/Consultant List. If any changes occur in the submitted original Subcontractor/Consultant List, the Contractor shall notify the Office of Contract Services (OCS), in writing, within ten (10) working days of those changes, including any changes to Small/Micro business or DVBE status.

The CDC asks that you encourage any subcontractor(s) and/or consultant(s) not currently certified as a Small/Micro business or DVBE, that you believe may meet the certification requirements specified herein, to become certified through the DGS, OSDC. Please provide those subcontractor(s)/consultant(s) the OSDC contact and certification information provided above.

If you are a certified Small/Micro business enterprise and fail to complete the Prime Contractor information section below, your business shall be classified as a large business which will preclude your bid from receiving the five percent (5%) Small/Micro business preference and cause incorrect reporting of Small/Micro business and large business participation by the CDC.

--------------------------------------------------------------------------------
PRIME CONTRACTOR NAME:___________________TeleScience International,  Inc._______

CI I AM a Small Business Enterprise. My DGS reference number is:
O I am a  Microbusiness  Enterprise.  My DGS reference number is: ______________

      I am a large business.

NOTE: IF YOU ARE A CERTIFIED SMALL/MICRO BUSINESS ENTERPRISE AND FAIL TO COMPLETE THIS SECTION, YOUR BUSINESS WILL BE CLASSIFIED AS A LARGE BUSINESS, WHICH WILL PRECLUDE YOUR BID FROM RECEIVING THE FIVE PERCENT (5%) SMALL/MICRO BUSINESS PREFERENCE.
--------------------------------------------------------------------------------

TeleScience International, Inc.                                      Exhibit B-1
CDC BID PROPOSAL                                           Contract No. ICM04469


TARGET AREA  CONTRACT  PREFERENCE  ACT (TACPA)
ENTERPRISE  ZONE ACT (EZA)
LOCAL AGENCY MILITARY BASE RECOVERY AREA (LAMBRA) ACT

If this Agreement is for goods or services in excess of $100,000.00, and the worksite is not fixed by the terms of this Agreement (e.g., services will not be performed at an institution or other specific work site determined by CDC), preference shall be granted to California-based bidders if they meet the requirements specified in Title 2, California Code of Regulations, Section 1896.30 et seq., for the Target Area Contract Preference Act (TACPA), Government Code (GC) Section 7084 for the Enterprise Zone Act (EZA) and GC Section 7118 for the Local Agency Military Base Recovery Area (LAMBRA) Act.

Bidders seeking these preferences must submit completed Standard Forms (STD 830, STD 831 and/or STD 832) with their bid proposal. As explained in the Standard forms, the bidder is allowed bidding preferences for each program (EZA, TACPA. LAMBRA, and Small/Micro business) for which a ~. s u and the bidder is qualified and may receive a combined preference up to fifteen percent (15%) or $100,000.00, whichever is less. The preferences do not alter the amount of the resulting Agreement and are used for bid evaluation purposes only.

Bidders may obtain copies of the STD 830, 831 and 832 forms via the Internet at:

                            http:l/www.osp.dgs.ca.gov

--------------------------------------------------------------------------------
PLEASE PLACE AN "X" IN THE box NEXT TO the bidding PREFERENCE PROGRAM(S) FOR which YOU ARE QUALIFIED

TACPA A copy of form 830 must be submitted with your bid proposal to verify TACPA.

EZA I] A copy of form 831 must be submitted with your bid proposal to verify EZA

LAMBRA rJ   A copy of form 832 must be  submitted  with  your  bid  proposal  to verify LAMBRA

NOTE: FAILURE TO SUBMIT THE TACPA, EZA, AND/OR LAMBRA FORMS WITH YOUR BID PROPOSAL WILL RESULT IN THE DENIAL OF THE PREFERENCE(S).
--------------------------------------------------------------------------------

Telescience International
Rate Sheet                                                 Contract No. 1CM04469

                  STATE OF CALIFORNIA Department of Corrections
                        TEMPORARY/RELIEF NURSING SERVICES

                                   RATE SHEET

                                 BID NO. 040164

Bidder shall provide one bid rate for all inStitutions within th( hider is not reouired to bid on all groups. Contractor proposes to provide Temporary/Relief Nursing Ser rates:

Please Note:

      ' Indicates no need for this position AT specified institution although rates are re u:red for possible future needs. r..- .-.r Re of
      itered________________(RN):       ~GIIrn______i      CI      R~~.~.FL____I
      Kea_______________Nurse__________________________________________________

      Exhibit B-2

[tables to come]

--------------------------------------------------------------------------------
Contractor may offer a discount on invoices in order for the invoices to be paid within thirty (30) days of receipt. Discount offered must be at least one-half of one percent and a minimum of 55.00.

      Discount offered on invoices to be paid within 30 days of receipt =_____6 .5______(degree)io

In the event of a tie, absent other determining factors, the lowest responsible bid with the highest discount shall prevail.
--------------------------------------------------------------------------------

California Department of Corrections (CDC) and                         Exhibit D
TeleScience International, Inc.                            Contract No. 1CM04469
SPECIAL TERMS AND CONDITIONS



      i.    Contract  Disputes  (Supersedes  provision  number 6,  Disputes,  of
            Exhibit 0)

      As a condition precedent to contractor's right to institute and pursue litigation or other legally available dispute resolution process, if any, contractor agrees that all disputes and/or claims of contractor arising under or related to the Agreement shall be resolved pursuant to the following processes. Contractor's failure to comply with said dispute resolution procedures shall constitute a failure to exhaust administrative remedies.

      Pending the final resolution of any such disputes and/or claims, contractor agrees to diligently proceed with the performance of the Agreement, including the delivering of goods or providing of services. Contractor's failure to diligently proceed shall constitute a material breach of the Agreement.

      The Agreement shall be interpreted, administered, and enforced according to the laws of the State of California. The parties agree that any suit brought hereunder shall have venue in Sacramento, California, the parties hereby waiving any claim or defense that such venue is not convenient or proper.

      A.    FINAL PAYMENT
            The acceptance by contractor of final payment shall release the California Department of Correction (CDC) from all claims, demands and liability to contractor for everything done or furnished in connection with this work and from every act and neglect of CDC and others relating to or arising out of this work except for any claim previously accepted and/or in process of resolution.

            INFORMAL APPEAL
            Contractor and the program or institution contract liaison, or other designated CDC employee of the unit for which the goods are being delivered or the service is being performed, shall first attempt in good faith to resolve the dispute or claim by informal discussion(s). Contractor shall identify the issues and the relief sought. Informal discussion(s) between contractor and contract liaison, or the designated CDC employee, shall be written, dated, and signed by the authors.

            The program or institution contract liaison shall issue an informal written statement to contractor regarding the dispute within fifteen
            (15) calendar days following settlement or an impasse in the informal discussion(s) process. The written statement shall either:
            (1) document the dispute settlement and what, if any, conditions were reached; or, (2) document the reason(s) the dispute could not be resolved informally and provide notification to contractor of its option to file a formal appeal within thirty (30) days of the informal statement. One (1) copy of the informal statement and the discussion(s) on which it is based shall be forwarded immediately to the Office of Contract Services (OCS) for inclusion in the Agreement file.

      c.    FORMAL APPEAL
            If the dispute or claim is not resolved to contractor's satisfaction by the informal appeal process, contractor may file with the Assistant Deputy Director, OCS, a formal written appeal within thirty (30) calendar days of the date of CDC's informal written decision. The formal written appeal shall be addressed as follows:

TeleScience international, inc.                                        Exhibit D
CDC SPECIAL TERMS AND CONDITIONS                           Contract No. ICM04469


            ___1._(SUBJECT)
            Assistant Deputy Director
            Office of Contract Services
            California Department of
            Corrections P.O. Box 942883
            Sacramento, California 94283-0001

            Contractor shall specify in the formal written appeal the issue(s) in dispute, the particular relief or remedy sought, the factual basis for contractor's claim or dispute, and contractor's legal, technical and/or other authority upon which contractor bases its claim or dispute.

            The formal written appeal shall include a written certification signed by a knowledgeable company official under the penalty of perjury according to the laws of the State of California pursuant to California Code of Civil Procedure Section 2015.5 that the dispute, clam, or demand is made ade in good faith, and that the supporting data are accurate and complete. If an Agreement adjustment is requested, the written certification shall further state under penalty of perjury that the relief requested accurately reflects the Agreement adjustment for which the CDC is responsible.

            If contractor is a corporation, the written certification shall be signed by an officer thereof. if contractor is a sole proprietorship or partnership, it shall be signed by an owner or full partner. If contractor is other than a corporation, sole proprietorship or partnership, it shall be signed by a principal of the company with authority to bind the company.

            The Assistant Deputy Director, OCS, shall issue a formal written decision on behalf of CDC within thirty (30) calendar days of receipt of the properly addressed formal written appeal. If mutually agreed by the parties, the date for the issuance of CDC's final written decision may be extended.

      d.    Further RESOLUTION
            if the dispute is not resolved by the formal appeal process to contractor's satisfaction, or contractor has not received a written decision from the Assistant Deputy Director, OCS, after thirty (30) calendar days, or other mutually agreed extension, contractor may thereafter pursue its right to institute other dispute resolution process(es), if any, available under the laws of the State of California.

      E.    CONTRACT DISPUTES WITH PUBLIC ENTITIES
            A county, city, district or other local public body, state board or state commission, another state or federal agency, or joint-powers authority shall resolve a dispute with CDC, if any, through a meeting of representatives from the entities affected. If the dispute cannot be resolved to the satisfaction of the parties, each entity may thereafter pursue its right to institute litigation or other dispute resolution process, if any, available under the laws of the State of California.

2. RIQHT TO TERMINATE (Supersedes provision number 7, Termination for Cause, of Exhibit C)

      The State reserves the right to terminate this Agreement subject to thirty
      (30) calendar days written notice to the contractor. Contractor may submit a written request to terminate this

TeleScience International, no.                                         Exhibit D
CDC SPECIAL TERMS AND CONDITIONS                           Contract No. 1CM04469


      Agreement only if the State should substantially fail to perform its responsibilities as provided herein.

      Additionally, the State reserves the right to terminate this Agreement subject to thirty (30) calendar days written notice to the contractor should it be later identified as a service which can be consolidated into a statewidelregionalized Agreement. The State may exercise its option to cancel the remaining years of this Agreement, should it be decided that with additional institutions andlor sites, the State will receive a better rate for the same service.

      However. the Agreement can be immediately terminated for cause. The term for cause" shall mean that the contractor fails to meet the terms, conditions, and/or responsibilities of the Agreement. In this instance, the Agreement termination shall be effective as of the date indicated on the State's notification to the contractor.

      This Agreement may be suspended or cancelled without notice, at the option of the contractor, if the HAM contractor or State's premises or equipment b u fire or other catastrophe, q i{uipmen+ i are destroyed c ~ 'Jr so substantially damaged that it is impractical to continue service, or in the event the contractor is unable to render service as a result of any action by any governmental authority.

3.    Responsibility Hearinq

      If this Agreement is terminated for cause, CDC reserves the right to conduct a responsibility hearing to determine if the contractor is a responsible bidder before an award of future Agreements can be made.

4.    CONFIDENTIALITY OF DATA

      All financial, statistical, personal, technical and other data and information relating to State's operation, which are designated confidential by the State and made available to carry out this Agreement, or which become available to the contractor in order to carry out this Agreement, shall be protected by the contractor from unauthorized use and disclosure.

      If the methods and procedures employed by the contractor for the protection of the contractor's data and information are deemed by the State to be adequate for the protection of the State's confidential information, such methods and procedures may be used with the written consent of the State. The contractor shall not be required under the provisions of this paragraph to keep confidential any data already rightfully in the contractor's possession that is independently developed by the contractor outside the scope of the Agreement or is rightfully obtained from third parties.

      No reports, information, inventions, improvements, discoveries, or data obtained, repaired, assembled, or developed by the contractor pursuant to this Agreement shall be released, published, or made available to any person (except to the State) without prior written approval from the State.

      Contractor by acceptance of this Agreement is subject to all of the requirements of California Government Code Section 11019.9 and California Civil Code Sections 1798, et seq., regarding the collection, maintenance, and disclosure of personal and confidential information about individuals.

TeleSCience International, Inc.                                        Exhibit D
CDC SPECIAL TERMS AND CONDITIONS                           Contract No. ICM04469


5.    Liability for Loss and Damages

Any damages by the contractor to the State's facility including equipment, furniture materials or other State property, will be repaired or replaced by the contractor to the satisfaction of the State at no cost to the State. The State may, at its option, repair any such damage and deduct the cost thereof from any sum due contractor under this Agreement.

6.    Computer Software Management Memo

Contractor certifies that it has appropriate systems and controls in place to ensure that state funds will not be used in the performance of this Agreement for the acquisition, operation or maintenance of computer software in violation of copyright laws.

f.    Accounting Principles

The  contractor  will '" adhere to  generally ~ accepted  accounting  principles
incl.lipies as outlined by the American institute of Certified Public Accountants. Dual compensation is not allowed; a contractor cannot receive simultaneous compensation from two or more funding sources for the same services performed even though both funding sources could benefit.

8.    Liability for Nonconforming Work

The contractor will be fully responsible for ensuring that the completed work conforms to the agreed upon terms. If nonconformity is discovered prior to the contractor's deadline, the contractor will be given a reasonable opportunity to cure the nonconformity. If the nonconformity is discovered after the deadline for the completion of the project, CDC, in its sole discretion, may use any reasonable means to cure the nonconformity. The contractor shall be responsible for reimbursing CDC for any additional expenses incurred to cure such defects.

9.    Subcontractor/Consultant Information

Contractor is required to identify all subcontractors and consultants who will perform labor or render services in the performance of this Agreement. Additionally, the contractor shall notify the Department of Corrections, Office of Contract Services, in writing, within ten (10) working days, of any changes to the subcontractor and/or consultant information.

10.   CONTRACT VIOLATIONS

The contractor acknowledges that any violation of Chapter 2, or any other chaptered provision of the Public Contract Code (PCC), is subject to the remedies and penalties contained in PCC Sections 10420 through 10425.

11.   TEMPORARY NONPERFORMANCE

If, because of mechanical failure or for any other reason, the contractor shall be temporarily unable to perform the work as required, the State, during the period of the contractor's inability to perform, reserves the right to accomplish the work by other means and shall be reimbursed by the contractor for any additional costs above the Agreement price.

TeleScience international, inc.                                        Exhibit D
CDC SPECIAL TERMS AND CONDITIONS                           Contract No. 1CM04469


12.   Extension OF TERM

This Agreement may be amended to extend the term if it is determined to be in the best interest of the State. Upon signing the amendment, contractor hereby agrees to provide services for the extended period at the rates specified in the original Agreement.

13.   EMPLOYMENT OF EX-OFFENDERS

Contractor cannot and will not either directly, or on a subcontract basis, employ in connection with this Agreement:

a.    Ex-Offenders on active parole or probation;

b. Ex-Offenders at any time if they are required to register as a sex offender pursuant to Penal Code Section 290 or if such ex-offender has an offense history involving a "violent felony" as defined in subparagraph
      (c) of Penal Code Section 667.5; or

c.    Any ex-felon in a position which provides direct supervision of parolees.

Ex-Offenders who can provide written evidence of having satisfactorily completed parole or probation may be considered for employment by the contractor subject to the following limitations:

a. Contractor shall obtain the prior written approval to employ any such ex-offender from the Authorized Administrator; and

b. Any ex-offender whose assigned duties are to involve administrative or policy decision-making; accounting, procurement, cashiering, auditing, or any other business-related administrative function shall be fully bonded to cover any potential loss to the State of California.

14.   ELECTRONIC WASTE RECYCLING

The Contractor certifies that it complies with the requirements of the Electronic Waste Recycling Act of 2003, Chapter 8.5, Part 3 of Division 30, commencing with Section 42460 of the Public Resources Code, relating to hazardous and solid waste. Contractor shall maintain documentation and provide reasonable access to its records and documents that evidence compliance.

15.   EXCISE TAX

The State of California is exempt from federal excise taxes; no payment will be made for any taxes levied on employees' wages. The State will pay for any applicable State of California or local sales or use taxes on the services rendered or equipment or parts supplied pursuant to this Agreement. California may pay any applicable sales and use tax imposed by another state.

TeleScience International, Inc.                                        Exhibit D
CDC SPECIAL TERMS AND CONDITIONS                           Contract No. 1CM04469

16.   LICENSES AND PERMITS

The contractor shall be an individual or firm licensed to do business in California and shall obtain at contractor's expense all license(s) and permit(s) required by law for accomplishing any work required in connection with this Agreement.

In the event any license(s) and/or permit(s) expire at any time during the term of this Agreement, contractor agrees to provide the CDC with a copy of the renewed license(s) and/or permits) within thirty (30) days following the expiration date. In the event the contractor fails to keep in effect at all times all required license(s) and permit(s), the State may, in addition to any other remedies it may have, terminate this Agreement upon occurrence of such event.

17.   PERMITS AND Certifications FROM STATE Board of Equalization

This solicitation i~aio.ti and d any resulting + shall be subject to a(euro)! requirements as set forth in E itl~ solicitation y contract 6487, 7101 and sections 6452.1, 6487.3, 18510 of the Revenue and Taxation Code, and section 10295.1 of the Public Contract Code requiring suppliers to provide a copy of their reseller's permit or certification of registration and, if applicable, the permit or certification of all participating affiliates, issued by California's State Board of Equalization. Effective January 1, 2004, awarding departments must obtain, prior to award, copies of the permits or certifications from the proposed awardee. Failure of the supplier to comply by supplying the required permit or certification will cause the supplier's bid response to be considered non-responsive and their bid rejected. Unless otherwise specified in this solicitation, a copy of the reseller's permit i+ or rt certification must be supplied within five (5) state business of registration days of the request made by the State.

18.   CONFLICT OF INTEREST

The contractor and their employees shall abide by the provisions of Government Code (GC) Sections 1090, 81000 et seq., 82000 at seq., 87100 at seq., and 87300
et seq., Public Contract Code (PCC) Sections 10335 et seq. and 10410 et seq., California Code of Regulations (CCR), Title 2, Section 18700 et seq. and Title 15, Section 3409, and the Department Operations Manual (DOM) Section 31100 et seq. regarding conflicts of interest.

A.    CONTRACTORS AND THEIR EMPLOYEES
      Consultant contractors shall file a Statement of Economic Interests, Fair Political Practices Commission (FPPC) Form 700 prior to commencing services under the Agreement, annually during the life of the Agreement, and within thirty (30) days after the expiration of the Agreement. Other service contractors and/or certain of their employees may be required to file a Form 700 if so requested by the CDC or whenever it appears that a conflict of interest may be at issue. Generally, service contractors (other than consultant contractors required to file as above) and their employees shall be required to file an FPPC Form 700 if one of the following exists:
      (1) The Agreement service has been identified by the CDC as one where there is a greater likelihood that a conflict of interest may occur;
      (2) The contractor and/or contractor's employee(s), pursuant to the Agreement, makes or influences a governmental decision; or
      (3) The contractor and/or contractor's employee(s) serves in a staff capacity with the CDC and in that capacity participates in making a governmental decision or

TeleScience International, Inc.                                        Exhibit D
CDC SPECIAL TERMS AND CONDITIONS                           Contract No. 1CM04469


            performs the same or substa..t ally all the . ome duties for the CDC that would otherwise be performed by an individual holding a position specified in the CDC's Conflict of Interest Code.

b.    Current State Employees
      (1) No officer or employee shall engage in any employment, activity or enterprise from which the officer or employee receives compensation or has a financial interest and which is sponsored or funded by any state agency, unless the employment, activity or enterprise is required as a condition of regular state employment.
      (2) No officer or employee shall contract on his or her own behalf as an independent contractor with any state agency to provide goods or services.
      (3) In addition to the above, CDC officials and employees shall also avoid actions resulting in or creating an appearance of:
            (a)   Using art official position for private gain;
            (b)   Giving preferential treatment to any particular person;
            (c)   Losing independence or impartiality;
            (d)   Making a decision outside of official channels; and
            (e) Affecting adversely the confidence of the public or local officials in the integrity of the program.
      (4) Officers and employees of the Department must not solicit, accept or receive, directly or indirectly, any fee, commission, gratuity or gift from any person or business organization doing or seeking to do business with the State.

C.    FORMER STATE EMPLOYEES
      (1) For the two year (2-year) period from the date he or she left state employment, no former state officer or employee may enter into an Agreement in which he or she engaged in any of the negotiations, transactions, planning, arrangements or any part of the decision-making process relevant to the Agreement while employed in any capacity by any state agency.
      (2) For the twelve-month (12-month) period from the date he or she left state employment, no former state officer or employee may enter into an Agreement with any state agency if he or she was employed by that state agency in a policy-making position in the same general subject area as the proposed Agreement within the 12-month period prior to his or her leaving state service.

In addition to the above, the contractor shall avoid any conflict of interest whatsoever with respect to any financial dealings, employment services, or opportunities offered to inmates or parolees. The contractor shall not itself employ or offer to employ inmates or parolees either directly, or indirectly through an affiliated company, person or business unless specifically authorized in writing by the CDC. In addition, the contractor shall not (either directly, or indirectly through an affiliated company, person or business) engage in financial dealings with inmates or parolees, except to the extent that such financial dealings create no actual or potential conflict of interest, are available on the same terms to the general public, and have been approved in advance in writing by the CDC. For the purposes of this paragraph, "affiliated company, person or business" means any company, business, corporation, nonprofit corporation, partnership, limited partnership, sole proprietorship, or other person or business entity of any kind which has any ownership or control interest whatsoever in the contractor, or which is wholly or partially owned (more than 5% ownership) or controlled (any percentage) by the contractor or by the contractor's owners, officers, principals, directors and/or shareholders,

TeleScience International, Inc.                                        Exhibit D
CDC SPECIAL TERMS AND CONDi T IONS                         Contract No. iCM04469


either directly or indirectly. "Affiliated companies, persons or businesses" include, but are not limited to, subsidiary, parent, or sister companies or corporations, and any company, corporation, nonprofit corporation, partnership, partnership, partnershlp, proprietorship, sole or other 'H' ' H' her person or business entity of any kind that is wholly or partially owned or controlled, either directly or indirectly, by the contractor or by the contractor's owners, officers, principals, directors and/or shareholders.

The contractor shall have a continuing duty to disclose to the State, in writing, all interests and activities that create an actual or potential conflict of interest in performance of the Agreement.

The contractor shall have a continuing duty to keep the State timely and fully apprised in writing of any material changes in the contractor's business structure and/or status. This includes any changes in business form, such as a change from sole proprietorship or partnership into a corporation or vice-versa; any Changes in company ownership; any dissolution of the business; any change of the name of the business; any filing in bankruptcy; any revocation of corporate status by the Secretary of State; and any other material changes in the contractor's business any status or structure that could affect the performance of the contractor's duties under the Agreement.

If the contractor violates any provision of the above paragraphs, such action by the contractor shall render this Agreement void.

Members of boards and commissions are exempt from this section if they do not receive payment other than payment for each meeting of the board or commission, payment for preparatory time and payment for per diem.

19.   DISCLOSURE

Neither the State nor any State employee will be liable to the contractor or its staff for injuries inflicted by inmates or parolees of the State. The State agrees to disclose to the contractor any statement(s) known to State staff made by any inmate or parolee which indicate violence may result in any specific situation, and the same responsibility will be shared by the contractor in disclosing such statement(s) to the State.

20.   SECURITY Clearancel Fingerprintinq

The State reserves the right to conduct fingerprinting and/or security clearance through the Department of Justice, Bureau of Criminal Identification and Information (BCII), prior to award and at any time during the term of the Agreement, in order to permit Contractor and/or Contractor's employees access to State premises. The State further reserves the right to terminate the Agreement should a threat to security be determined.

21.   NOTIFICATION OF PERSONNEL CHANGES

Contractor must notify the State, in writing, of any changes of those personnel allowed access to State premises for the purpose of providing services under this Agreement. In addition, contractor must recover and return any State-issued identification card provided to contractor's employee(s) upon their departure or termination.

TeleScience International, inc.                                        Exhibit D
CDC SPECIAL TERMS AND CONDITIONS                          Contract No. iCM104469

22.   Non Eligible Alien Certification

By signing this Agreement Contractor certifies, under penalty of perjury, that Contractor, if a sole proprietor, is not a nonqualified alien as that term is defined by the United States Code (U.S.C.) Title 8, Chapter 14, Section 1621 et seq.

The following PROVISIONS APPLY TO services PROVIDED ON DEPARTMENTAL AND/OR institution grounds:

23.   Bloodborne Pathogens

Provider shall adhere to California Division of Occupational Safety and Health (CAL-OSHA) regulations and guidelines pertaining to bloodborne pathogens.

24.   Tuberculosis (TB) Testing

in the event that the services required under this Agreement will be performed within a CDC institution, prior to the performance of contracted duties, contractors and their employees who are assigned to work with inmates on a regular basis shall be required to be examined or tested or medically evaluated for TB in an infectious or contagious stage, and at least once a year thereafter or more often as directed by CDC. Regular basis is defined as having contact with inmates in confined quarters more than once a week.

Contractors and their employees shall be required to furnish to CDC, at no cost to CDC, a form CDC 7336, 'Employee Tuberculin Skin Test (TST) and Evaluation," prior to assuming their contracted duties and annually thereafter, showing that the contractor and their employees have been examined and found free of TB in an infectious stage. The form CDC 7336 will be provided by CDC upon contractor's request.

25. PRIMARY LAWS, RULES, AND Regulations REGARDING Conduct AND ASSOCIATION WITH STATE PRISON INMATES

Individuals  who are not employees of the  California  Department of Corrections
(CDC), but who are working in and around inmates who are incarcerated within California's institutions/facilities or camps, are to be apprised of the laws, rules and regulations governing conduct in associating with prison inmates. The following is a summation of pertinent information when non-departmental employees come in contact with prison inmates.

By signing this contract, the Contractor agrees that if the provisions of the contract require the Contractor to enter an institution/facility or camp, the Contractor and any employee(s) and/or subcontractor(s) shall be made aware of and shall abide by the following laws, rules and regulations governing conduct in associating with prison inmates:

a. Persons who are not employed by CDC, but are engaged in work at any institution/facility or camp must observe and abide by all laws, rules and regulations governing the conduct of their behavior in associating with prison inmates. Failure to comply with these guidelines may lead to expulsion from CDC institutions/facilities or camps.

TeleScience International, Inc.                                        Exhibit D
CDC SPECIAL TERMS AND CONDITIONS                           Contract No. 1CM04469


      SOURCE: California Penal Code (PC) Sections 5054 and 5058; California Code of Regulations (CCR), Title 15, Sections 3285 and 3415

b. CDC does not recognize hostages for bargaining purposes. CDC has a NO HOSTAGE,, policy and all prison inmates, visitors, and employees shall be made aware of this.

      SOURCE: PC Sections 5054 and 5058; CCR, Title 15, Section 3304

c. All persons entering onto institution/facility or camp grounds consent to search of their person, property or vehicie ai any lime. Refusal by individuals to submit to a search of their person, property, or vehicle may be cause for denial of access to the premises.

      SOURCE: PC Sections 2601, 5054 and 5058; CCR, Title 15, Sections 3173, 3177, and 3288

d. Persons normally permitted to enter an institution/facility or camp may be barred, for cause, by the CDC Director, Warden, and/or Regional Parole Administrator.

      SOURCE: PC Sections 5054 and 5058; CCR, Title 15, Section 3176 (a)

e. It is illegal for an individual who has been previously convicted of a felony offense to enter into CDC institutions/facilities or camps without the prior approval of the Warden. It is also illegal for an individual to enter onto these premises for unauthorized purposes or to refuse to leave said premises when requested to do so. Failure to comply with this provision could lead to prosecution.

      SOURCE: PC Sections 602, 4570.5 and 4571; CCR, Title 15, Sections 3173 and 3289

f. Encouraging and/or assisting prison inmates to escape is a crime. It is illegal to bring firearms, deadly weapons, explosives, tear gas, drugs or drug paraphernalia on CDC institutions/facilities or camp premises. It is illegal to give prison inmates firearms, explosives, alcoholic beverages, narcotics, or any drug or drug paraphernalia, including cocaine or marijuana.

      SOURCE: PC Sections 2772, 2790, 4533, 4535, 4550, 4573, 4573.5, 4573.6 and

g. It is illegal crime to give or take letters from inmates without the authorization of the Warden. It is also illegal to give or receive any type of gift and/or gratuities from prison inmates.

      SOURCE: PC Sections 2540, 2541 and 4570; CCR, Title 15, Sections 3010, 3399, 3401, 3424 and 3425

h.    In  an  emergency   situation  the  visiting  program  and  other  program
      activities may be suspended.

      SOURCE: PC Section 2601; CCR, Title 15, Section 3383

TeleScience International, inc.                                        Exhibit D
CDC SPECIAL TERMS AND CONDITIONS                           Contract No. ICM04469


      For security reasons, visitors must not wear clothing that in any way resembles state issued prison inmate clothing (blue denim shirts, blue denim pants).

      SOURCE: CCR, Title 15, Section 3171 (b) (3)

J.    Interviews  with SPECIFIC  INMATES are not permitted.  Conspiring  with an
      inmate  to  circumvent  policy  and/or  regulations   constitutes  a  rule
      violation that may result in appropriate legal action.

      SOURCE: CCR, Title 15, Sections 3261.5, 3315 (3) (W), and 3177.

26.   Clothinq Restrictions

While on institution grounds, contractor and all its agents, employees, and/or representatives shall be professionally and appropriately dressed in clothing distinct from that worn by inmates at the institution. Specifically, blue denim pants and blue chambray shirts, orange/red/yellow/white/chartreuse jumpsuits and/or yellow rainwear shall not be worn onto institution grounds, as this is inmate attire. Contractor should contact the institution regarding clothing restrictions prior to requiring access to the institution to assure the contractor and their employees are in compliance.

27.   Security Requlations

a. Unless otherwise directed by the entrance gate officer and/or Contract Manager, the contractor, contractor's employees and subcontractors shall enter the institution through the main entrance gate and park private and nonessential vehicles in the designated visitor's parking lot. Contractor, contractor's employees and subcontractors shall remove the keys from the ignition when outside the vehicle and all unattended vehicles shall be locked and secured while on institution grounds.

b. Any State- and contractor-owned equipment used by the contractor for the provision of contract services, shall be rendered temporarily inoperative by the Contractor when not in use, by locking or other means unless specified otherwise.

c.    In order to  maintain  institution  safety  and  security,  periodic  fire prevention inspections and site searches may become necessary and contractor must furnish keys to institutional authorities to access all locked areas on the worksite. The State shall in no way be responsible for contractor's loss due to fire.

d. Due to security procedures, the contractor, contractor's employees and subcontractors may be delayed at the institution vehicle/pedestrian gates and sally ports. Any loss of time checking in and out of the institution gates and sally ports shall be borne by the contractor.

e. Contractor, contractor's employees and subcontractors shall observe all security rules and regulations and comply with all instructions given by institutional authorities.

TeleScience International, Inc.                                        Exhibit D
CDC SPECIAL TERMS AND CONDITIONS                           Contract No. ICM04469


f. Electronic and communicative devices such as pagers, cell phones and cameras/microcameras are not permitted on institution grounds.

g. Contractor, contractor's employees and subcontractors shall not cause undue interference VJitoperations of the institution. th i the

h.    No picketing is allowed on State property.

28.   Gate Clearance

Contractor and contractor's ernployee(s) and/or subcoi traotor(s) must be cleared prior to providing services. The contractor will be required to complete a Request for Gate Clearance for all persons entering the facility a minimum of ten (10) working days prior to commencement of service. The Request for Gate Clearance must include the person's name, social security number, valid state driver's license number or state identification card number and date of birth. Information shall be submitted to the Contract Liaison or his/her designee. CDC uses the Request for Gate Clearance to run a California Law Enforcement Telecommunications System (CLETS) check. The check will include Department of Motor Vehicles check, Wants and Warrants check, and Criminal History check.

Gate clearance may be denied for the following reasons: Individual's presence in the institution presents a serious threat to security, individual has been charged with a serious crime committed on institution property, inadequate information is available to establish positive identity of prospective individual, and/or individual has deliberately falsified his/her identity.

All persons entering the facilities must have a valid state driver's license or photo identification card on their person.

California Department of Corrections (CDC) and                         Exhibit E
TeleScience International, Inc.                            Contract No. iCM04469
ADDITIONAL PROVISIONS


1.    Disabled Veteran Business Enterprise (DVBE)

AGREEMENTS EXEMPT FROM DVBE If this Agreement is exempt from DVBE requirements, CDC requests your assistance in achieving legislatively established goals for the participation of DVBEs by reporting any

LGI LI11 ~etifiGL1 a DVBEs that that .l II be used in LI ~I-IC performance.  ~ 4
IJG  of  of  this   -y   leel  I  IGf   lL.

2.    SMALL    Business    AND    DVBE    PARTICI.ATION________________________-
      COMMERCIALLY USEFUL Functions

This  solicitation  and  any  resulting   Agreement  shall  be  subject  to  all
requirements as set forth in AB 669, Statutes of 2003 pertaining to the following code sections:

      Government Code Sections 14837,  14838.6,  14839, 14842,  14842.5
      Military and Veterans Code (MVC) Sections 999, 999.6, 999.9

In part, these code sections involve requirements to qualify as a California certified Small Business, Microbusiness and DVBE. Effective January 1, 2004, the aforementioned companies must perform a COMMERCIALLY USEFUL FUNCTION to be eligible for award. AB 669 also requires that the DVBE be "domiciled" in California. Failure of the supplier to comply with the definition of and detailed requirements for providing a COMMERCIALLY USEFUL function will cause the supplier's bid response to be considered non-responsive and their bid will be rejected. Also, contractors found to be in violation of certain provisions contained within these code sections may be subject to loss of certification, penalties and Agreement cancellation.

4.    Confidentiality of Information

CDC and Provider agree that all in lriiatelpatiei It Iillediuai record information is identified as confidential and shall be held in trust and confidence and shall be used only for the purposes contemplated under this Agreement.

Provider by acceptance of this Agreement is subject to all of the requirements of the federal regulations implementing the Health Portability and d r-~~.
n,,CvUntaviiiLy n.-.L of 9o~+ u Insurance ar-.;r,ty nL,c 1 IU|X|V (Code of Federal Regulations (CFR), Title 45, Sections 164.501 et seq.); the California Government Code Section 11019.9; California Civil Code Sections 56 et seq.,; and California Civil Code Sections 1798, et seq.; regarding the collections, maintenance, and disclosure of personal and confidential information about individuals.

5.    CONTRACTOR EMPLOYEE MISCONDUCT

Public ENTITY  AGREEMENTS AND INTERAGENCY  AGREEMENTS
During the performance of this Agreement, it shall be the responsibility of the contractor whenever there is an incident of use of force or allegation(s) of employee misconduct associated with and directly impacting inmate andlor parolee rights, to immediately notify the CDC of the incident(s), to cause an investigation to be conducted, and to provide CDC with all relevant information pertaining to the incident(s). All relevant information includes, but is not

TeleScience international, inc.                                        Exhibit E
CDC ADDITIONAL PROVISIONS                                  Contract No. ICM04469


limited to: a) investigative reports; b) access to inmates/parolees and the associated staff; c) access to employee personnel records; d) that information reasonably necessary to assure CDC that inmates and/or parolees are not or have not been deprived of any legal rights as required by law, regulation, policy and procedures; and e) written evidence that the contractor has taken such remedial action, in the event of unnecessary or excessive force, or employee misconduct with inmates and/or parolees, as will assure against a repetition of incident(s) or retaliation. To the extent that the information provided by the contractor fails to so assure CDC, CDC may require that any implicated contractor staff be denied access to and the supervision of CDC inmates and/or parolees at the facility and access to inmate and/or parolee and TRa" records. Notwithstanding ale foregoing, and without t ' waiving any obligation bUgat~Gi of . the contractor, CDC retains the power to conduct an independent investigation of any incident(s). Furthermore, it is the responsibility of the contractor to include the foregoing terms within any and all subcontracts, requiring that subcontractor(s) agree to the jurisdiction of CDC to conduct an investigation of their facility and staff, including review of subcontractor employee personnel records, as a condition of the Agreement.

Agreements With Private Entities During the performance of this Agreement, it shall be the responsibility of the contractor whenever there is an allegation of employee misconduct associated with and directly impacting inmate and/or parolee rights, to immediately notify the CDC of the incident(s), to cause. an investigation to be conducted, and to provide CDC with all relevant information pertaining to the incident(s). All relevant information includes, but is not limited to: a) investigative reports; b) ... al l. e s s the associated staff;
c) access to employee personnel records; .~ w inmates/parolees and ~ r d) that information reasonably necessary to assure CDC that inmates and/or parolees are not or have not been deprived of any legal rights as required by law, regulation, policy and procedures; and e) written evidence that the contractor has taken such remedial action, in the event of employee misconduct with inmates and/or parolees, as will assure against a repetition of the incident(s). Notwithstanding the foregoing, and without waiving any obligation of the contractor, CDC retains the power to conduct an independent investigation of any incident(s). Furthermore, it is the responsibility of the contractor to include the foregoing terms within any and all subcontracts, requiring that subcontractor(s) agree to the jurisdiction of CDC to conduct an investigation of their facility and staff, including review of subcontractor employee personnel records, as a condition of the Agreement.

6. Rictht TO TERMINATE (Supersedes provision number 2, Right to Termination of Exhibit D) if this is a Public Entity Agreement, the parties hereto agree that either party may cancel this Agreement by giving the other party written notice thirty (30) days in advance of the effective date of such cancellation. in the event of such termination, the State agrees to pay Contractor for actual services rendered up to and including the date of termination.

7.________TRAVEL cep J o(s)'

      o THIS PROVISION HAS BEEN DELETED FROM THIS SECTION AS IT DOES NOT PERTAIN TO THE TERMS OF THIS AGREEMENT, , G17 initial here

TeleScience International, Inc.                                        Exhibit E
CDC ADDITIONAL PROVISIONS                                  Contract No. ICM04469


8.    FEDERAL Fundinq

a, If this Agreement includes federal funding, in whole or in part, it is mutually understood between the parties that this Agreement may have been written for the mutual benefit of both parties before ascertaining the availability of congressional appropriation of funds to avoid program and fiscal delays which would occur if the Agreement were executed after that determination was made.

      This Agreement is valid and enforceable only if sufficient funds are made available to the State by the United States Government for the fiscal year(s) covered by this Agreement and for the purposes of this program. In addition, this Agreement is subject to any additional restrictions, limitations, or conditions enacted by the Congress or any statute enacted by the Congress that may affect the provisions, terms or funding of this Agreement in any manner.

      The parties mutually agree that if the Congress does not appropriate sufficient funds for the program, this Agreement shall be amended to reflect any reduction in funds.

b. The department has the option to void the Agreement under the (30) thirty-day cancellation provision or to amend the Agreement to reflect any reduction in funds.

c. The recipient shall comply with the Single Audit Act and the reporting requirements set forth in Office of Management and Budget (OMB) Circular A-133. "Audits of States, Local Governments and Non-Profit Organizations."

d. Contractor warrants by execution of this Agreement, that no person or selling agency has been employed or retained to solicit or secure this Agreement upon agreement or understanding for a commission, percentage, brokerage, or contingent fee, excepting bona fide employees or bona fide established commercial or selling agencies maintained by the contractor for the purpose of securing business. For breach or violation of this warranty, the State shall, in addition to other remedies provided by law, have the right to annul this Agreement without liability, paying only for the value of the work actually performed, or otherwise recover the full amount of such commission, percentage, brokerage, or contingent fee.

9.    Hirinq CONSIDERATIONS

If this Agreement is in excess of $200,000, the contractor shall be required to give priority consideration in filling vacancies in positions funded by the Agreement to qualified recipients of aid under Welfare and Institutions Code
Section 11200 et seq.

10.   SUBCONTRACTORS

For all Agreements, with the exception of Interagency Agreements and other governmental entitieslauxiliaries that are exempt from bidding, nothing contained in this Agreement, or otherwise, shall create any contractual relation between the State and any subcontractors, and no subcontract shall relieve the Contractor of Contractor's responsibilities and obligations hereunder. The Contractor agrees to be as fully responsible to the State for the acts and omissions of its subcontractors and of persons either directly or indirectly employed by any of

Tel:Science International, Inc.                                        Exhibit E
CDC ADDITIONAL PROVISIONS                                 Contract No. ICMi04469


them as it is for the acts and omissions of persons directly employed by the Contractor. The Contractor's obligation to pay its subcontractors is an independent obligation from the State's obligation to make payments to the Contractor. As a result, the State shall have no obligation to pay or to enforce the payment of any moneys to any subcontractor.


11. Employment OF EX-OFFENDERS (Supersedes provision number 14, Employment of Ex- Offenders, of Exhibit D

The cortrector cannot be and rail! net either directly nr on a subcontract basis, employ in connection with this Agreement:

a.    Ex-Offenders  on active  parole or  probation,  or who have been on active
      parole  or  probation   during  the  last  three  years   preceding  their
      employment.

b.    Ex-Offenders required to register as a sex offender pursuant to Penal Code
      Section 290.

c. Ex-offenders convicted of drug trafficking in a prison/jail; escape or aiding/abetting escape; battery on a Peace Officer or Public Official; arson offenses; or, any violations of Penal Code Sections 4570-4574 (unauthorized Communications with Prisons and Prisoners Offenses).

The contractor shall only employ ex-offenders who can provide written evidence of having satisfactorily completed parole or probation, and who have remained off parole or probation, and have had no arrests or convictions within the past three years.

The contractor shall obtain prior written approval from the Chief of the Office of Substance Abuse Programs (OSAP) to employ ex-offenders in a position that provides direct supervision of inmates/parolees, and who have any conviction for any offense listed in Penal Code Section 667.5(c). An ex-offender whose assigned duties will involve administrative or policy decision-making, accounting . procurement, oprocuremenfi, cashiering, auditing, nV or a other business-related administrative function shall be fully bonded to cover any potential loss to the State or contractor. Evidence of such bond shall be supplied to the Chief of OSAP prior to the employment of the ex-offender.

In addition, ex-offenders convicted of a Penal Code Section 10222.5 offense for use of a firearm, or for burglary, extortion, or robbery will not necessarily be precluded employment in the In-Prison Substance Abuse Programs (SAPS), Substance Abuse Services Coordination Agencies (SASCA), Female Offender Treatment and Employment Program (FOTEP), and the Parolee Services Networks (PSN). The Chief of OSAP shall review such ex-offenders on a case-by-case basis to determine whether or not the applicant will be approved for employment.

TelcScience International, Inc.                                        Exhibit E
CDC ADDITIONAL PRCVISIC                                    Contract No. ICM04469


12.   Insurance Requirements

For all companies and/or businesses, the contractor hereby represents and warrants that the contractor is currently and shall for the duration of this agreement be insured dyalnsl. t: uC

Commercial General Liability - Contractor agrees to carry a minimum of $1,000,000 per occurrence for bodily injury and property damage liability combined. The certificate of insurance must include the following provisions:

      The insurer will not cancel the irnsured's coverage without 30 days prior written notice to the State; and

      The State of California, its officers, agents; employees, and servants are hereby named as additional insured but only with respect to work performed for the State of California.

State of California, the Department of Corrections must be named as a "Certificate Holder" on the Commercial General Liability Insurance, and shall include:

            State of California
            Department of
            Corrections Office of Contract Services
            P.O. Box 942883
            Sacramento, CA 94283-0001

13.   WORKER'S COMPENSATION

By signing this Agreement, the Contractor hereby warrants that it carries Workers' Compensation Insurance on all of its employees who will be engaged in the performance of this Agreement. If staff provided by the Contractor is defined as an independent contractor, this clause does not apply.


State of California and                                                                        Exhibit F
TeleScience International, Inc.                                                    Contract No. ICM04469


                                   List of Participating Institutions

-----------------------------------------------   ------------------------------------------------------
                  Institution                                           Institution
-----------------------------------------------   ------------------------------------------------------
Avenal State Prison (ASP)                         California Correctional Center (CCC)
1 Kings Way                                       711-045 Center Road
Avenal, CA 93204                                  Susanville, CA 96127
(559) JO6-7426; FdA `JJ9) .786-7 40I              (530) 257-2181 A1217; Fax (530) 252-3038
-----------------------------------------------   ------------------------------------------------------
CALIFORNIA CORRECTIONAL Institution (CCI)         California Institution for Men (CIM)
End of Highway 202                                14901 South Central Avenue
Tehach(pi, CA 93561                               CI I I ICJ, CA 91710
(661) 822-4402; Fax (661) 823-5043                (909) 606-7192; Fax (909) 606-7009
-----------------------------------------------   ------------------------------------------------------
CALIFORNIA Institution for Women  (CIWV)          CALIFORNIA 7VIEDICAL FACILITY (CMF)
16756 Chino-Corona Road                           1600 California Drive
Frontera, CA 92880                                Vacaville, CA 95687
(909) 597-1771; Fax (909) 393-8061                (707) 453-7040; Fax (707) 453-7027
-----------------------------------------------   ------------------------------------------------------
CALIFORNIA Mens COLONY (CMC)                      California Rehabilitation Center (CRC)
Highway 1                                         5th Street & Western
San Luis Obispo, CA 93409-8101                    Norco, CA 91760
L (805) 547-7900; Fax (805) 547-7513              I (909) 737-2683; Fax: (909) 736-1488
CALIFORNIA STATE PRISON-CORCORAN (COR)            ------------------------------------------------------
4001 King Avenue                                  California STATE Prison, LOS ANGELES COUNTY (LAC)
Corcoran, CA 93212-8309                           44750 60th Street West
(559) 992-8800 x7992; Fax (559) 992-6196          Lancaster, CA 93536-7620
-----------------------------------------------   (661) 729-2000 x7046; Fax: (661) 729-6909
CALIFORNIA STATE PRISON-SACRAMENTO (SAC)          ------------------------------------------------------
Prison Road                                       CALIFORNIA  STATE  PRISON - SAN  QUENTIN  (SQ)
Represa, CA 95671                                 San Quentin,  CA  94964
(916) 985-8610 x6170; Fax (916) 985-3521          (415)  454-1460; Fax (415) 455-5091
-----------------------------------------------   ------------------------------------------------------
CALIFORNIA STATE Prison - SOLARO (SOL)            CALIFORNIA Substance Abuse Treatment FACILITY
2100 Peabody Road                                 AND STATE PRISON AT CORCORAN (CSATF-CSA)
Vacaville, CA 95687                               900 Quebec Avenue
(831) 678-5500 x5804; Fax (831) 678-5504          Corcoran, CA 93212
-----------------------------------------------   (559) 992-7100 x5434; Fax (559)992-7104
CALIPATRIA STATE PRISON (CAL)                     ------------------------------------------------------
7018 Blair Road                                   Centinela STATE PRISON (CEN)
Calipatria, CA 92233                              2302 Brown Road
(760) 348-7000; Fax (760) 348-7169                Imperial, CA 92251
                                                  (760) 337-7900 x7080: Fax (760) 337-7665
-----------------------------------------------   ------------------------------------------------------

State of California and                                                                        Exhibit F
TeleScience International. Inc.                                                    Contract No. 1CM04469


                               List of Participating Institutions (Cont'd)


-----------------------------------------------   ------------------------------------------------------
Central California Women's Facility  (CCWF)       CHUCKAWALLA VALLEY STATE PRISON (CVSP)
23370 Road 22                                     19025 Wileys Well Road
Chowchilla, CA 93610                              Blythe, CA 92225
(559) 665-5531 x7012; Fax (559) 665-6064          (760) 922-5300 x5225; Fax (760) 922-9780
-----------------------------------------------   ------------------------------------------------------
Correctional Training Facility (CTF)              Deuel Vocational Institution (DVI)
Highway 101N                                      23500 Kasson Road
Soledad, CA 93960                                 Tracy, CA 95376
(831) 678-3951; Fax: (831) 678-5907               (209) 835-4141 x5420; Fax (209) 830-3808
-----------------------------------------------   ------------------------------------------------------
FOLSOM State Prison (FSP)                         High Desert State Prison (HDSP)
Prison Road                                       475-750 Rice Canyon Road
Represa, CA 95671                                 Susanville, CA 96130
(916) 985-2561 x3034; Fax (916) 351-3001          (530) 251-5100 x5400; Fax (530) 251-5101
-----------------------------------------------   ------------------------------------------------------
IRONWOOD State Prison (ISP)                       MULE CREEK STATE Prison (MC)
19005 Wileys Well Road                            4001 Highway 104
Blythe, CA 92225                                  lone, CA 95640
(760) 921-3000; Fax (760) 921-4395                (209) 274-4911; Fax (209) 274-4861
-----------------------------------------------   ------------------------------------------------------
NORTH KERN State Prison (NK)                      Pleasant VAIIEY STATE Prison (PVSP)
2737 West Cecil Avenue                            24863 West Jayne Avenue
Delano, CA 93215                                  Coalinga, CA 93210
(661) 721-2345; Fax (661) 721-2913                (559) 935-4900 x5433; Fax (559) 935-7081
-----------------------------------------------   ------------------------------------------------------
PELICAN BAY STATE PRISON (PB)                     SALINAS VALLEY STATE Prison (SVSP)
5905 Lake Earl Drive                              31625 Highway 101
Crescent City; CA 95531                           Soledad, CA 93960
(707) 465-1000; Fax (707) 465-9107                (831) 678-5500; Fax (831) 678-5503
-----------------------------------------------   ------------------------------------------------------
RICHARD J. DONOVAN CORRECTIONAL FACILITY          VALLEY STATE PRISON FOR WOMEN (VSPW)
AT ROCK Mountain (RJD)                            21633 Avenue 24
480 Alta Road                                     Chowchilla, CA 93610
San Diego, CA 92179                               (559) 665-6100;) Fax (559) 665-6102
(619) 661-6500; Fax (619) 661-6253                ------------------------------------------------------
-----------------------------------------------   WASCO STATE PRISON Reception Center
SIERRA CONSERVATION CENTER (SCC)                  (WSP)
5100 0' Byrnes Ferry Road                         701 Scofield Avenue
Jamestown, CA 95327                               Wasco, CA 93280
(209) 984-5291 x5536; Fax (209) 984-0151          (661) 758-8400 x5975; Fax (661) 758-7088
-----------------------------------------------   ------------------------------------------------------


State of California and                                                                        Exhibit G
TeleScience International, inc.                                                    Contract No. ICM04469


                                   LIST OF REGIONAL ACCOUNTING OFFICES

               Invoices shall be submitted to the appropriate Regional Accounting Offices:


         Accounting Office                                      Institutions
-----------------------------------------------   ------------------------------------------------------
Bakersfield Regional Accounting Office            California Correctional Institution (CCI)
Attention: Accounts Payable                       California State Prison-Los Angeles (LAC)
P.O. Box 12050                                    North Kern State Prison (NK)
Bakersfield, CA 93309                             Wasco State Prison (WSP)
(661) 334-3702 Fax (661) 334-3720
-----------------------------------------------   ------------------------------------------------------
CENTRAL COAST REGIONAL Accounting OFFICE          California Men's Colony (CMC)
Attention: Accounts Payable                       Avenal State Prison (ASP)
P.O. Box 7021                                     Pleasant Valley State Prison (PVSP)
Paso Robles, CA 93447-0147                        California Training Facility (CTF)
(805) 237-6900  Fax: (805) 237-3103               Salinas Valley State Prison (SVSP)
-----------------------------------------------   ------------------------------------------------------
CENTRAL VALLEY REGIONAL Accounting OFFICE         Deuel Vocational Institution (DV!)
Attention: Accounts Payable                       Mule Creek State Prison (MC)
P.O. Box 4147                                     Sierra Conservation Center (SCC)
Stockton, CA 95204-0147
(209) 948-7100 Fax: (209) 948-7162
-----------------------------------------------   ------------------------------------------------------
CORCORAN REGIONAL Accounting OFFICE               California State Prison-Corcoran (COR)
Attention: Accounts Payable                       California Substance Abuse Treatment
P.O. Box 5240                                     Facility & State Prison at Corcoran (CSA)
Corcoran, CA 93212                                Central California Women's Facility (CCWF)
(559) 992-7073 Fax: (559) 992-7020                Valley State Prison for Women (VSPW)
-----------------------------------------------   ------------------------------------------------------
EL CENTRO REGIONAL Accounting Office              Centinela State Prison (CEN)
Attention: Accounts Payable                       Chuckawalla State Prison (CVSP)
P.O. Box C5282                                    Ironwood State Prison (ISP)
El Centro, CA 92244                               California State Prison-Calipatria (CAL)
(760) 337-4810 Fax: (760) 337-4854
-----------------------------------------------   ------------------------------------------------------
NORTH COAST REGIONAL ACCOUNTING OFFICE            California Medical Facility (CMF)
Attention: Accounts Payable                       California State Prison-Solano (SOL)
P.O. Box 187016                                   California State Prison-San Quentin (SO)
Sacramento, CA 95818-7016                         Pelican Bay State Prison (PB)
(916) 322-9009 Fax: (916) 322-6821
-----------------------------------------------   ------------------------------------------------------
SACRAMENTO REGIONAL Accounting OFFICE             California Correctional Center (CCC)
Attention: Accounts Payable                       High Desert State Prison (HD)
P.O. Box 187015                                   Folsom State Prison (FSP)
Sacramento, CA 95818-7015                         California State Prison - Sacramento (SAC)
(916) 358-2042 Fax: (916) 358-2039
-----------------------------------------------   ------------------------------------------------------
Southern California Regional Accounting Office
Attention: Accounts Payable                       California Institution for Men (CIM)
P.O. Box 6000                                     California Institution for Women (CIW)
Rancho Cucamonga, CA 91729-6000                   California Rehabilitation Center (CRC)
(909) 483-1546 Fax: (909) 483-1548                Richard J. Donovan Correctional Training Center (RJD)
-----------------------------------------------   ------------------------------------------------------

California Department of Corrections &                                                                 Exhibit H
Telescience International                                                                  Contract No. ICM04469

                                                HIERARCHY CHART


----------------------------------------------------------------------------------------------------------------
       institution           Registered Nurse     Licensed Vocational     Certified Nursing   medical Assistant
         Group                    (RN)                Nurse (LVN)         Assistant (CNA}          (MA)
----------------------------------------------------------------------------------------------------------------
 I
  1. PBSP                         16th                    13th                6th                  7th
----------------------------------------------------------------------------------------------------------------

  2. CCC, HDSP                    17th                    18th                6th                  7th
----------------------------------------------------------------------------------------------------------------

  3. DVI, MC, SCC                 23td                    21st                9th                  13th
----------------------------------------------------------------------------------------------------------------

  4. CMF, SOL                     14th                    16th                8th                  13th
----------------------------------------------------------------------------------------------------------------

  5. FSP, SAC                     22nd                    22nd                11th                 17th
----------------------------------------------------------------------------------------------------------------

  6. SQ                           20th                    17th                14th                 17th
----------------------------------------------------------------------------------------------------------------
  7. CCWF, VSPW                   J1st                   Loth                  9th        i        21st
----------------------------------------------------------------------------------------------------------------

  8. SVSP, CTF                    25th                    22nd                16th                 11th
----------------------------------------------------------------------------------------------------------------

 9. ASP, PVSP                     29th                    24th                14th                 13th
----------------------------------------------------------------------------------------------------------------

 10. COR, CSA                     31st                    23rd                15th                 15th
----------------------------------------------------------------------------------------------------------------

 it NKSP, WSP                     28th                    13tH                 9th                 15th
----------------------------------------------------------------------------------------------------------------

 12. CCI, LAC                     23rd                    15th                12tH             Above Cutoff
----------------------------------------------------------------------------------------------------------------

 13. CMC                           8th                     9th                14th                 14tH
----------------------------------------------------------------------------------------------------------------

 14. CIM, CIW, CRC                20th                    17th                18tH                 18th
----------------------------------------------------------------------------------------------------------------
 15. CAL, CEN                     14th                    14th                14th                 14th
----------------------------------------------------------------------------------------------------------------

 16. CVSP, ISP                    28th                    22nd                 9th                  7th
----------------------------------------------------------------------------------------------------------------

 17. RJD                          24th                    19th                18th                 17th
----------------------------------------------------------------------------------------------------------------